UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 1, 2005
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31279 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)
10210 Genetic Center Drive
San Diego, CA 92121
(Address of Principal Executive Offices)
(858) 410-8000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On December 1, 2005, Gen-Probe Inc. approved an amendment of its form of Restricted Stock Award Agreement and Grant Notice for use under The 2003 Incentive Award Plan, to, among other things, modify the vesting provisions of the restricted stock awards so that such awards under the plan will not vest on a day when the grantee is not permitted to sell shares as determined in accordance with the Company’s Securities Trading Policy or during the time that the grantee is in possession of material non-public information. The amended form of grant also provides for a 90-day lock-up period in the event of a registered offering by the Company, rather than 180 days, as well as additional non-material changes.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit
Number	Description
10.79	2003 Incentive Award Plan Form of Restricted Stock Award Agreement and Grant Notice, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gen-Probe Incorporated
	By:	/s/ R. William Bowen
Date: December 6, 2005		R. William Bowen
Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
10.79	2003 Incentive Award Plan Form of Restricted Stock Award Agreement and Grant Notice, as amended.